SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 22, 1996
                                                         ---------------



                               KOGER EQUITY, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                       1-9997                    59-2898045
- --------------------------------------------------------------------------------
(State of incorporation          (Commission                 (IRS Employer
   or organization)              File Number)             Identification No.)



3986 Boulevard Center Drive
   Jacksonville, Florida                          32207
- --------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)



Registrant's telephone number:        (904) 398-3403
- --------------------------------------------------------------------------------


                                       N/A
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         (Former name or former address, if changed since last report)









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Item 5.  Other Events.

         Reference is made to a copy of the Koger Equity, Inc. ByLaws, as Amended and Restated on August 22, 1996, which is filed as Exhibit 3(ii) to this report, which exhibit is incorporated herein by reference.

         Reference is also made to a copy of the Koger Equity, Inc. Quarterly Report to Shareholders for the quarter ended June 30, 1996, which is filed as
Exhibit 99 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit
             --------------          ----------------------

               3(ii) Koger Equity, Inc. By-Laws, as Amended and Restated on August 21, 1996

               99                    Koger Equity, Inc. Quarterly
                                     Report to Shareholders for the
                                     quarter ended June 30, 1996


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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               KOGER EQUITY, INC.



Date:  August 22, 1996      By:
                               -----------------------------
                               W. Lawrence Jenkins
                                  Title:  Vice President and
                                  Corporate Secretary


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


                                  EXHIBIT INDEX

         The following designated exhibit is filed herewith:

Exhibit
- -------

 3(ii)                     Koger Equity, Inc. By-Laws, as
                           Amended and Restated on August
                           21, 1996

 99                        Koger Equity, Inc. Quarterly
                           Report for the quarter ended
                           June 30, 1996



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